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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08873

American Fidelity Dual Strategy Fund, Inc.

(Exact name of registrant as specified in charter)

2000 N. Classen Blvd.
Oklahoma City, Oklahoma  73106

(Address of principal executive offices)  (Zip code)

David M. Robinson
American Fidelity Assurance Company
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

(Name and address of agent for service)

Registrant’s telephone number, including area code:  405.416.5869

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in it regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for educing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:                      Report to Shareholders

Semi-Annual Report June 30, 2014

June 30, 2014

Dear Participant:

Equity markets continued to have strong positive performance during the first half of 2014.  The S&P 500 had a total return of 7.1%, after a rough patch in January and early February.  Small cap stocks didn’t perform as well with the Russell 2000 logging a return of 3.2%.  After the powerful returns earned by small caps in 2013, it isn’t surprising investors took a breather in the small-cap segment.  International equity markets turned in respectable performance of 5.4%, as measured by the MSCI World ex USA index.  We believe this index gives a more accurate representation of international equity returns without the outsized effect of U.S. market returns.  While most pundits were expecting 2014 to be less robust than 2013, first half returns were a pleasant surprise to many.

The biggest surprise for investors during the first half of 2014 were returns earned in the bond market.  As 2014 began, many investors were concerned about the economy heating up and forcing the Fed to shut down the Quantitative Easing program faster than anticipated.  As is the case so many times, the bond market rallied when no one was expecting it.  The yield on the ten-year U.S. Treasury bond fell from 2.73% to 2.53% during the second quarter.  This helped the ten-year achieve a year-to-date return of 6.14%, almost as strong as the U.S. equity market.  Many investor portfolios were prepared for an increase in rates rather than a decrease.  The thirty-year U.S. Treasury bond has had a year-to-date return of 13.77%.  This is significant since at the start of the year, most investors would have expected a negative return for the year.  The Barclays Aggregate Index had a more pedestrian return of 3.9% for the first half.  This makes sense since it is a cross section of all bonds in the market place rather than bonds fixed on one maturity date.

Economic news during the quarter was mixed with Q1 GDP getting most of the attention.  Due to the harshness of winter, and whatever else people could think of, the economy actually shrank 2.9% during the first quarter.  While investors were expecting a potential contraction during Q1, especially as we got to March and April, this was much more of a decrease than investors were expecting.  GDP growth numbers for the entire year had to be adjusted downward.  This is a partial explanation of the bond market’s strong returns during the first half.  Investors believed the slower pace of growth would allow the Fed to leave interest rates unchanged for a longer period of time.  Additionally, geopolitical worries forced investors into the relatively safe haven of U.S. Treasuries.  Europe continues to show weakness and after the winter Olympics, Russian incursions into Crimea and Ukraine put investors on edge.  We believe the geopolitical issues will remain with us for some time, which should continue to aid the U.S. bond market.

Inflation continues to run below expectations.  While there have been pockets of price increases, and investors may believe inflation is higher than government statistics show, the official CPI numbers continue to be substantially lower than the fifty-year average.  CPI numbers for the year ending in May, the most recent available, show headline CPI of 2.1% versus the fifty-year average of 4.2%.  Core CPI, which excludes food and energy, increased 1.9% for the year ending in May, which is also lower than the fifty-year average of 4.1%.  We do not expect these numbers to increase dramatically, but we remain watchful due to the amount of money that has been created during the past several years in an effort to battle the worst recession since the Great Depression.

Sincerely, David R. Carpenter, President American Fidelity Dual Strategy Fund, Inc.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Assets and Liabilities
June 30, 2014
(Unaudited)

Assets
Investments, at fair value (cost $169,359,724)	$219,644,987
Accrued interest and dividends	214,372
Accounts receivable for securities sold	—
Total assets	219,859,359
Liabilities
Accounts payable for securities purchased	428,179
Total liabilities	428,179
Net assets	$219,431,180
Composition of net assets:
Net capital paid in on shares of capital stock	$127,329,033
Undistributed net investment income	3,280,150
Accumulated net realized gains	38,536,734
Unrealized appreciation on investments	50,285,263
Net assets (equivalent to $16.06 per share based on
13,666,632 shares of capital stock outstanding)	$219,431,180
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Operations
Six months ended June 30, 2014
(Unaudited)
Investment income:
Income:
Dividends (net of foreign taxes paid of $19,872)	$1,670,775
Interest	3,957
1,674,732
Expenses:
Investment advisory fees	523,443
Net investment income	1,151,289
Realized gains on investments:
Proceeds from sales	57,309,331
Cost of securities sold	44,823,373
Net realized gains on investments sold	12,485,958
Unrealized appreciation on investments, end of period	50,285,263
Unrealized appreciation on investments, beginning of year	48,106,872
Change in unrealized appreciation on investments	2,178,391
Net increase in net assets resulting from operations	$15,815,638
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statements of Changes in Net Assets
Six months ended June 30, 2014 and Year ended December 31, 2013
(Unaudited)
	2014	2013
Increase in net assets from operations:
Net investment income	$1,151,289	2,099,601
Net realized gains on investments	12,485,958	26,864,373
Change in unrealized appreciation on investments	2,178,391	24,444,640
Net increase in net assets resulting
from operations	15,815,638	53,408,614
Distributions to shareholders:
Investment income	—	(2,300,000)
Capital Gains	—	(3,829,652)
Total distributions to shareholders	—	(6,129,652)
Changes from capital stock transactions	(6,433,452)	(7,517,339)
Increase in net assets	9,382,186	39,761,623
Net assets, beginning of year	210,048,994	170,287,371
Net assets, end of period	$219,431,180	210,048,994
Undistributed net investment income	$3,280,150	2,128,861
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
	Financial Highlights
	(Unaudited)

	Six months ended	____________________Year Ended December 31________________________
	June 30
	2014	2013	2012	2011	2010
Per share data (1):
Net investment income	$0.08	0.15	0.15	0.12	0.10
Net realized and unrealized gains (losses) from securities	1.07	3.61	1.49	(0.11)	1.52
	1.15	3.76	1.64	0.01	1.62
Distributions- investment income	-	(0.17)	(0.12)	(0.10)	(0.12)
Distributions – capital gains	-	(0.28)	-	-	—
Net increase (decrease) in net asset unit value	1.15	3.31	1.52	(0.09)	1.50
Net asset unit value, beginning of period	14.91	11.60	10.08	10.17	8.67
Net asset unit value, end of period	$16.06	14.91	11.60	10.08	10.17
Net assets outstanding, end of period	$219,431,180	210,048,994	170,287,371	157,266,074	166,114,804
Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.09	1.11	1.36	1.09	1.11
Portfolio turnover rate	25.18	80.12	66.24	69.91	102.34
Total return (2)	27.37	32.51	16.38	0.06	18.73

(1) Per share calculations were performed using the average shares outstanding method.

(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund's shares.

See accompanying notes to the financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Unaudited Schedule of Portfolio Investments
June 30, 2014
		Fair Value
Common Stock:	Shares or Principal Amount	Amount	Percentage of Net Assets
Amusement and Recreation Services:
The Walt Disney Company	20,054	$1,719,430	0.78%
		1,719,430	0.78%
Apparel and Accessory Stores:
Foot Locker, Inc.	9,800	497,056	0.23%
Michael Kors Holdings Limited * **	7,100	629,415	0.29%
The Gap, Inc.	19,832	824,416	0.37%
		1,950,887	0.89%
Apparel and Other Finished Products:
Hanesbrands Inc.	25,242	2,484,822	1.13%
		2,484,822	1.13%
Auto Dealers, Gas Stations:
Advance Auto Parts, Inc.	3,900	526,188	0.24%
Autozone, Inc. *	1,821	976,493	0.45%
O'Reilly Automotive, Inc. *	10,798	1,626,179	0.74%
		3,128,860	1.43%
Building Construction-General Contractors:
PulteGroup, Inc.	47,811	963,870	0.43%
Taylor Morrison Home Corporation *	17,150	384,503	0.18%
		1,348,373	0.61%
Building Materials and Garden Supplies:
Lowe's Companies, Inc.	35,043	1,681,714	0.77%
The Home Depot, Inc.	18,188	1,472,500	0.67%
		3,154,214	1.44%
Business Services:
Activision Blizzard, Inc.	23,300	519,590	0.24%
Alliance Data Systems Corporation *	2,175	611,719	0.28%
Citrix Systems, Inc. *	7,250	453,487	0.21%
Electronic Arts Inc. *	13,800	495,006	0.23%
Facebook, Inc. *	16,350	1,100,191	0.50%
FleetCor Technologies, Inc. *	5,200	685,360	0.31%
Google Inc. CL A *	2,691	1,573,347	0.72%
Google Inc. CL C *	2,691	1,548,078	0.71%
International Business Machines Corporation	16,700	3,027,209	1.38%
Juniper Networks, Inc. *	20,450	501,843	0.23%
MasterCard Incorporated.	11,450	841,232	0.38%
Microsoft Corporation	109,044	4,547,135	2.07%
Nielsen Holdings N.V. **	10,400	503,464	0.23%
Oracle Corporation	54,331	2,202,035	1.00%
Sapient Corporation *	23,300	378,625	0.17%
Synopsys, Inc. *	25,297	982,030	0.45%
Vantiv, Inc. *	16,600	558,092	0.25%
Visa Inc.	4,578	964,630	0.44%
		21,493,073	9.80%
Chemicals and Allied Products:
Abbott Laboratories	63,350	2,591,015	1.18%
AbbVie Inc.	12,200	688,568	0.31%
Actavis PLC * **	3,850	858,743	0.39%
Agrium Inc. **	1,200	109,956	0.05%
Air Products & Chemicals, Inc.	1,000	128,620	0.06%
Albemarle Corporation	1,600	114,400	0.05%
Allergan, Inc.	5,657	957,277	0.43%
Amgen Inc.	8,700	1,029,819	0.47%
Biogen Idec Inc. *	3,272	1,031,694	0.47%
Celanese Corporation	1,885	121,168	0.06%
Celgene Corporation *	9,800	841,624	0.38%
CF Industries Holdings, Inc.	500	120,265	0.05%
Colgate-Palmolive Company	13,250	903,385	0.41%
E.I. du Pont de Nemours and Company	1,700	111,248	0.05%
Eastman Chemical Company	1,300	113,555	0.05%
Eli Lilly and Company	11,800	733,606	0.33%
Endo International Plc * **	9,300	651,186	0.30%
Gilead Sciences, Inc. *	26,538	2,200,265	1.005
ICON plc * **	8,750	412,213	0.19%
Johnson & Johnson	24,900	2,605,038	1.19%
Lyondellbasell Industries N.V. **	6,400	624,960	0.28%
Medivation, Inc. *	5,650	435,502	0.20%
Merck & Co., Inc .	45,000	2,603,250	1.19%
Novartis AG **	7,700	697,081	0.32%
Pfizer Inc.	22,100	655,928	0.30%
PPG Industries, Inc.	5,809	1,220,761	0.56%
Salix Pharmaceuticals, Ltd. *	4,050	499,568	0.23%
The Dow Chemical Company	11,300	581,498	0.27%
Westlake Chemical Corporation	6,700	561,192	0.26%
24,203,385	11.03%
(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Unaudited Schedule of Portfolio Investments
June 30, 2014

Fair Value
Common Stock:	Shares or Principal Amount	Amount	Percentage of Net Assets
Communications:
CBS Corporation	10,600	$658,684	0.30%
Comcast Corporation	9,400	504,592	0.23%
Liberty Interactive Corporation *	14,800	434,528	0.20%
SBA Communications Corporation *	5,675	580,553	0.26%
Verizon Communications Inc.	33,650	1,646,495	0.75%
		3,824,852	1.74%
Construction-Special Trade:
Chicago Bridge & Iron Company N.V. **	3,125	213,125	0.10%
		213,125	0.10%
Depository Institutions:
Capital One Financial Corporation	5,800	479,080	0.22%
JPMorgan Chase & Co.	8,600	495,532	0.23%
KeyCorp	33,900	485,787	0.22%
Regions Financial Corporation	47,700	506,574	0.23%
SunTrust Banks, Inc.	12,100	484,726	0.22%
U.S. Bancorp	43,500	1,884,420	0.86%
		4,336,119	1.98%
Durable Goods, Wholesale:
Henry Schein, Inc. *	3,600	427,212	0.19%
Reliance Steel & Alumnium Co.	1,700	125,307	0.06%
		552,519	0.25%
Eating and Drinking Places:
Brinker International, Inc.	10,700	520,555	0.24%
		520,555	0.24%
Electric, Gas, and Sanitary Services:
Ameren Corporation	9,900	404,712	0.18%
American Electric Power Company, Inc.	7,400	412,698	0.19%
Edison International	7,000	406,770	0.19%
Entergy Corporation	4,400	361,196	0.16%
Exelon Corporation	10,800	393,984	0.18%
FirstEnergy Corp.	11,600	402,752	0.18%
Pinnacle West Capital Corporation	7,000	404,880	0.19%
Public Service Enterprise Group Incorporated	10,100	411,979	0.19%
		3,198,971	1.46%
Electronic and Other Electric Equipment:
Amphenol Corporation	7,000	674,380	0.31%
Applied Materials, Inc.	25,850	582,917	0.27%
Broadcom Corporation	17,700	657,024	0.30%
Harman International Industries, Incorporated	8,950	961,498	0.44%
Intel Corporation	24,400	753,960	0.34%
Nvidia Corporation	34,800	645,192	0.29%
NXP Semiconductors N.V. * **	9,400	622,092	0.28%
Qualcomm Incorporated	53,776	4,259,059	1.94%
Skyworks Solutions, Inc.	21,269	998,792	0.46%
Spectrum Brands Holdings, Inc.	7,500	645,225	0.29%
Texas Instruments Incorporated	53,271	2,545,821	1.16%
Whirlpool Corporation	6,790	945,304	0.43%
Xilinx, Inc.	15,200	719,112	0.33%
		15,010,376	6.84%
Engineering, Accounting, Research, Mgmt and Relation Services:
Covance Inc. *	4,400	376,552	0.17%
		376,552	0.17%
Fabricated Metal Products:
Ball Corporation	2,000	125,360	0.06%
Crown Holdings, Inc. *	2,400	119,424	0.05%
Harsco Corporation	13,625	362,834	0.17%
Parker-Hannifin Corporation	8,350	1,049,846	0.48%
Visteon Corporation *	3,700	358,937	0.16%
		2,016,401	0.92%
Food and Kindred Products:
Anheuser-Busch InBev SA/NV **	8,000	919,520	0.42%
Archer-Daniels-Midland Company	26,025	1,147,963	0.52%
Bunge Limited **	1,500	113,460	0.05%
Coca-Cola Enterprises, Inc.	13,100	625,918	0.29%
Dr Pepper Snapple Group, Inc.	11,300	661,954	0.30%
Ingredion Incorporated	1,500	112,560	0.05%
Molson Coors Brewing Company	9,100	674,856	0.31%
Monster Beverage Corporation *	6,650	472,350	0.22%
The Hershey Company	5,200	506,324	0.23%
5,234,905	2.39%

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Unaudited Schedule of Portfolio Investments
June 30, 2014

Fair Value
Common Stock:	Shares or Principal Amount	Amount	Percentage of Net Assets
Food Stores:
GNC Holdings, Inc.	10,550	$359,755	0.16%
		359,755	0.16%
General Merchandise:
Macy's, Inc.	34,349	1,992,929	0.91%
		1,992,929	0.91%
Health Services:
Laboratory Corporation of America Holdings *	7,000	716,800	0.33%
		716,800	0.33%
Heavy Construction Non-Building:
Fluor Corporation	41,350	3,179,815	1.45%
KBR, Inc.	21,600	515,160	0.23%
		3,694,975	1.68%
Holding and Other Investment Offices:
Brookfield Asset Management Inc. **	62,300	2,742,446	1.25%
Crown Castle International Corp.	4,900	363,874	0.17%
		3,106,320	1.42%
Home Furniture and Equipment:
Bed Bath & Beyond Inc. *	39,750	2,280,855	1.04%
Williams-Sonoma, Inc.	3,250	233,285	0.11%
		2,514,140	1.15%
Hotels, Other Lodging Places:
Las Vegas Sands Corp.	6,800	518,296	0.24%
Wyndham Worldwide Corporation	9,650	730,698	0.33%
Wynn Resorts, Limited	2,500	518,900	0.24%
		1,767,894	0.81%
Industrial Machinery and Equipment:
AGCO Corporation	9,500	534,090	0.24%
Apple Computer, Inc .	39,053	3,629,195	1.65%
Baker Hughes Incorporated	7,550	562,097	0.26%
Caterpillar Inc.	5,050	548,783	0.25%
Cisco Systems, Inc.	29,100	723,135	0.33%
Cummins Engine, Inc.	9,800	1,512,042	0.69%
Dover Corporation	29,200	2,655,740	1.21%
EMC Corporation	33,179	873,935	0.40%
F5 Networks, Inc. *	8,532	950,806	0.43%
Joy Global Inc.	5,950	366,401	0.17%
Lam Research Corporation	15,703	1,061,209	0.48%
National Oilwell Varco, Inc.	39,689	3,268,389	1.49%
NetApp, Inc.	20,663	754,613	0.34%
Now Inc. *	6,775	245,323	0.11%
Pitney Bowes, Inc.	19,100	527,542	0.24%
SanDisk Corporation	10,098	1,054,534	0.48%
The Manitowoc Company, Inc.	33,271	1,093,285	0.50%
The Timken Company	8,600	583,424	0.27%
Western Digital Corporation	11,069	1,021,669	0.47%
		21,966,212	10.01%
Instruments and Related Products:
3M Company	3,700	529,988	0.24%
Baxter International Inc.	35,050	2,534,115	1.15%
Becton, Dickinson and Company	9,135	1,080,670	0.48%
C. R. Bard, Inc.	3,150	450,481	0.21%
Danaher Corporation	12,737	1,002,784	0.46%
Fossil Group, Inc. *	8,400	877,968	0.40%
KLA-Tencor Corporation	13,718	996,476	0.45%
Medtronic, Inc.	16,225	1,034,506	0.47%
Northrop Grumman Corporation	10,200	1,220,226	0.56%
Raytheon Company	7,300	673,425	0.31%
Rockwell Automation , Inc.	7,646	956,973	0.44%
Roper Industries, Inc.	4,500	657,045	0.30%
St. Jude Medical, Inc.	10,100	699,425	0.32%
Stryker Corporation	7,800	657,696	0.30%
Waters Corporation *	4,200	438,648	0.20%
13,810,426	6.29%

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Unaudited Schedule of Portfolio Investments
June 30, 2014

Fair Value
Common Stock:	Shares or Principal Amount	Amount	Percentage of Net Assets
Insurance Carriers:
Aetna Inc.	8,000	$648,640	0.30%
American International Group, Inc.	8,800	480,304	0.22%
Axis Capital Holdings Limited **	15,100	668,628	0.30%
Berkshire Hathaway Inc. *	18,000	2,278,080	1.04%
Cigna Corporation	7,200	662,184	0.30%
Genworth Financial, Inc. *	29,950	521,130	0.24%
Lincoln National Corporation	9,700	498,968	0.23%
Markel Corporation *	459	300,939	0.14%
Metlife Capital Trust, Inc.	8,800	488,928	0.22%
Principal Financial Group, Inc.	9,900	499,752	0.22%
Prudential Financial, Inc.	5,200	461,604	0.21%
RenaissanceRe Holdings Ltd. **	23,800	2,546,600	1.16%
The Allstate Corporation	7,900	463,888	0.21%
The Chubb Corporation	5,100	470,067	0.21%
The Hartford Financial Services Group, Inc.	14,100	504,921	0.23%
UnitedHealth Group Incorporated	8,200	670,350	0.31%
Unum Group	13,200	458,832	0.21%
Wellpoint, Inc.	6,100	656,421	0.30%
		13,280,236	6.05%
Lumber and Wood Products:
Leucadia National Corporation	96,000	2,517,120	1.15%
		2,517,120	1.15%
Metal Mining:
Cliffs Natural Resources Inc.	6,500	97,825	0.04%
Freeport-McMoRan Copper & Gold Inc.	3,400	124,100	0.06%
		221,925	0.10%
Mining, Quarry Nonmetal Minerals:
Teck Resources Limited **	5,200	118,716	0.05%
		118,716	0.05%
Miscellaneous Manufacturing Industries:
Hasbro, Inc.	9,700	514,585	0.23%
		514,585	0.23%
Miscellaneous Retail:
CVS Caremark Corp	16,989	1,280,461	0.58%
Express Scripts Holding Company *	21,765	1,508,967	0.69%
Omnicare, Inc.	7,600	505,932	0.23%
Walgreen Co.	9,050	670,877	0.31%
		3,966,237	1.81%
Motion Pictures:
Netflix, Inc. *	1,150	506,690	0.23%
		506,690	0.23%
Motor Freight Transportation, Warehouse:
United Parcel Service, Inc.	9,871	1,013,357	0.46%
		1,013,357	0.46%
Nondepository Institutions:
American Express Company	10,401	986,743	0.45%
Discover Financial Services	7,600	471,048	0.21%
		1,457,791	0.66%
Nondurable Goods-Wholesale:
Cardinal Health, Inc.	5,000	342,800	0.16%
McKesson Corporation	9,062	1,687,435	0.77%
		2,030,235	0.93%
Oil and Gas Extraction:
Apache Corporation	3,300	332,046	0.15%
Chesapeake Energy Corporation	14,050	436,674	0.20%
Devon Energy Corporation	8,000	635,200	0.29%
Diamond Offshore Drilling, Inc.	5,500	272,965	0.12%
Encana Corporation **	110,150	2,611,656	1.19%
Eni S.p.A **	5,700	312,930	0.14%
EOG Resources, Inc .	6,600	771,276	0.35%
Helmerich & Payne, Inc.	2,800	325,108	0.15%
Nabors Industries Ltd. **	11,200	328,944	0.15%
Noble Corporation **	72,550	2,434,778	1.11%
Occidental Petroleum Corporation	3,100	318,153	0.14%
Patterson-UTI Energy, Inc.	8,800	307,472	0.14%
Royal Dutch Shell PLC **	3,600	296,532	0.14%
Schlumberger N.V. (Schlumberger Limited) **	13,000	1,533,350	0.70%
SM Energy Company	5,550	466,755	0.21%
Southwestern Energy Company *	11,600	527,684	0.24%
Superior Energy Services, Inc.	9,200	332,488	0.15%
Talisman Energy Inc. **	28,400	301,040	0.14%
Transocean LTD. **	6,700	301,701	0.14%
Ultra Petroleum Corp. * **	16,800	498,792	0.23%
Weatherford International Ltd. * **	14,100	324,300	0.15%
13,669,844	6.23%
(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Unaudited Schedule of Portfolio Investments
June 30, 2014

Fair Value
Common Stock:	Shares or Principal Amount	Amount	Percentage of Net Assets
Paper and Allied Products:
International Paper Company	2,400	$121,128	0.05%
Kimberly-Clark Corporation	5,900	656,198	0.30%
Packaging Corporation of America	21,774	1,556,623	0.71%
		2,333,949	1.06%
Petroleum Refining and Related Industries:
BP PLC-Spons ADR **	5,700	300,675	0.14%
Chevron Corporation	2,292	299,221	0.14%
ConocoPhillips	3,800	325,774	0.15%
Exxon Mobil Corporation	2,700	271,836	0.12%
Hess Corporation	3,300	326,337	0.15%
Total SA **	4,000	288,800	0.13%
		1,812,643	0.83%
Railroad Transportation:
Union Pacific Corporation	20,446	2,039,489	0.93%
		2,039,489	0.93%
Real Estate:
CBRE Group, Inc. *	18,300	586,332	0.27%
PICO Holdings, Inc. *	96,500	2,292,840	1.04%
		2,879,172	1.31%
Security and Commodity Brokers:
Ameriprise Financial, Inc.	8,075	969,000	0.44%
Blackrock, Inc.	3,198	1,022,081	0.47%
Franklin Resources, Inc.	26,557	1,536,057	0.70%
Lazard Ltd **	8,700	448,572	0.20%
LPL Financial Holdings Inc .	9,500	472,530	0.22%
TD Ameritrade Holding Corporation	32,453	1,017,402	0.46%
The Goldman Sachs Group, Inc.	2,700	452,088	0.21%
		5,917,730	2.70%
Service Necessity:
Subsea 7 S.A. **	78,250	1,463,275	0.67%
		1,463,275	0.67%
Stone, Clay, Glass, and Concrete Products:
Eagle Materials Inc.	3,050	287,554	0.13%
		287,554	0.13%
Transportation By Air:
Alaska Air Group, Inc.	10,862	1,032,433	0.47%
Bristow Group Inc.	18,200	1,467,284	0.67%
		2,499,717	1.14%
Transportation Equipment:
Autoliv, Inc.	5,200	554,216	0.25%
BorgWarner Inc.	15,813	1,030,849	0.47%
Ford Motor Company	34,100	587,884	0.27%
General Dynamics Corporation	10,500	1,223,775	0.56%
Harley-Davidson, Inc.	6,600	461,010	0.21%
Lockheed Martin Corporation	8,250	1,326,023	0.60%
Polaris Industries Inc .	2,500	325,600	0.15%
Tenneco Inc. *	6,600	433,620	0.20%
The Boeing Company	12,125	1,542,664	0.70%
TRW Automotive Holdings Corp *	6,200	555,024	0.25%
		8,040,665	3.66%
Transportation Services:
priceline.com Incorporated *	1,845	2,219,535	1.01%
		2,219,535	1.01%
Water Transportation:
Kirby Corporation *	12,670	1,484,164	0.68%
Royal Caribbean Cruises Ltd. **	9,800	544,880	0.24%
		2,029,044	0.92%

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Unaudited Schedule of Portfolio Investments
June 30, 2014

Fair Value
Common Stock:	Shares or Principal Amount	Amount	Percentage of Net Assets
Total common stocks (cost $165,231,116)		$215,516,379	98.22%
Short-Term Investments:
AIM Money market funds (0.009855% at June 30, 2014)	4,128,608	4,128,608	1.88%
Total short-term investments (cost $4,128,608)		4,128,608	1.88%
Total investments (cost $169,359,724)		219,644,987	100.10%
Other assets and liabilities, net		(213,807)	-0.10%
Total net assets		219,431,180	100.00%

* Presently not producing dividend income
** Foreign Investments (11.13% of net assets)

See accompanying notes to financial statements.

  (Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Unaudited Financial Statements

June 30, 2014

(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

The Fund’s investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)	Investments

The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by a third-party servicer, Interactive Data Corporation. Securities for which published quotations are not available are valued based on policies approved by the Fund’s board of directors, generally at the quotation obtained from pricing services, such as Bloomberg L.P. Securities whose values have been materially affected by what the Fund’s investment adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued.  All securities were priced at June 30, 2014 based on quoted market prices. The Company has in place a process to validate with a secondary independent pricing source changes in prices that exceed a certain threshold. Fair value is determined in good faith using consistently applied procedures under the supervision of the board of directors.  Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund’s portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Unaudited Financial Statements

June 30, 2014

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund’s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are   recorded as reductions of dividend income.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value or will be distributed in cash at the option of the shareholders.

In 2014, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $52,297,164 and $57,309,331 respectively, net of brokerage commissions.

The gross unrealized appreciation and depreciation on investments at June 30, 2014 for financial reporting purposes was $52,015,510 and $1,730,247 respectively.
The Fund groups its financial assets measured in three levels, based on inputs and assumptions used to determine fair value.  These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments). There were no transfers of securities Level 1 to Level 2 or vice versa throughout the year.  There were no Level 3 holdings for this reporting period.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Fund’s net assets as of June 30, 2014.  See Schedule of Portfolio Investments for industry categorization.

Level 1 -	Quoted Prices	$219,644,987
Level 2 -	Other Significant Observable Inputs	-
Level 3 -	Significant Unobservable Inputs	-
	Total	$219,644,987

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Unaudited Financial Statements

June 30, 2014

(c)	Income Taxes

Management of the Fund believes that the Fund will continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.  The Fund’s policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The Fund recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes.  The Fund has no unrecognized tax positions as of December 31, 2013.

As of December 31, 2013, the fund has no accrued interest and penalties related to unrecognized tax positions.  The Fund would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2010 through 2013 remain open to examination by the major taxing jurisdictions to    which the Fund is subject. The Fund is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Unaudited Financial Statements

June 30, 2014

(e)	Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid annually.  Ordinary income dividends include net investment income and net short-term capital gains. Dividends to shareholders from capital gains, if any are paid annually. Capital gain dividends only include net long-term capital gains. These ordinary and capital gain dividends are paid as required to comply with Federal tax requirements.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

(2)	Transactions With Affiliates

The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund’s average daily net assets. AFA has engaged four sub-advisors who receive fees based on a percentage of the Fund’s daily net assets. The subadvisors’ fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3)	Distributions to Shareholders

Dividends for 2014 will be declared sometime before September 14, 2014.  On November 15, 2013, a dividend of $0.17 per share was distributed from ordinary income, which amounts to $2,300,000 and a distribution of $.28 per share from capital gains which amounts to $3,829,652.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Unaudited Financial Statements

June 30, 2014

The tax character of distributions paid during the six months ended June 30, 2014 and year ended December 31, 2013 was as follows:

Distribution to Shareholders	2014	2013

Dividends paid from:
Ordinary income	$—	2,300,000
Long-term capital gain	—	3,829,652

	—	6,129,652
Return of capital	—	—
Total distributions to shareholders	$—	6,129,652

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,180,192
Undistributed capital gain income	20,853,625
Undistributed long-term loss	–
Unrealized appreciation	47,252,691
Distributable earnings	$76,286,508

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Unaudited Financial Statements

June 30, 2014

(4)	Changes From Capital Stock Transactions

As of six months ended June 30, 2014 and year ended December 31, 2013, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	2014	2013	2014	2013
Shares sold	55,260	84,309	$838,388	1,116,218
Shares issued in reinvestment of dividends and distributions	—	423,114	—	6,129,652
	55,260	507,423	838,388	7,245,870

Shares redeemed	(477,858)	(1,103,036)	(7,271,840)	(14,763,209)

Decrease in net assets derived from capital stock transactions	(422,598)	(595,613)	$(6,433,452)	(7,517,339)

(5)	Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued.

(Continued)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur a management fee.  The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 - June 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period; however, you may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any (1) transactional costs, such as sales charges (loads), redemption fees or exchange fees, or (2) insurance contract fees or expenses.  As a result, the second line of the table is useful in comparing ongoing costs only; it will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table

	Beginning Account Value January 1, 2012	Ending Account Value Value June 30, 2014	Expenses Paid During Period* Jan. 1 - June 30, 2014
Actual	$1,000.00	$1,077.01	$2.5335
Hypothetical (Assumes 5% return before expenses)	$1,000.00	$1,024.80	$2.5104

*Expenses are equal to the Fund’s annualized expenses ratio of 0.50%, multiplied by the average account value over the period, multiplied by 0.4958904 (the number of days in most recent fiscal half-year/365 (to reflect the one-half year period)).

PORTFOLIO HOLDINGS

The following table depicts the portfolio holdings of the Fund by type of security and industry sector, showing the percentage of net asset value or total investments attributable to each as of June 30, 2014.

Common Stock:	Percentage of Net Assets
Amusement and Recreation Services:	0.78%
Apparel and Accessory Stores:	0.89%
Apparel and Other Finished Products:	1.13%
Auto Dealers, Gas Stations:	1.43%
Building Construction-General Contractors:	0.61%
Building Materials and Garden Supplies:	1.44%
Business Services:	9.80%
Chemicals and Allied Products:	11.03%
Communications:	1.74%
Construction-Special Trade:	0.10%
Depository Institutions:	1.98%
Durable Goods, Wholesale:	0.25%
Eating and Drinking Places:	0.24%
Electric, Gas, and Sanitary Services:	1.46%
Electronic and Other Electric Equipment:	6.84%
Engineering, Accounting, Research, Mgmt and Relation Services:	0.17%
Fabricated Metal Products:	0.92%
Food and Kindred Products:	2.39%
Food Stores:	0.16%
General Merchandise:	0.91%
Health Services:	0.33%
Heavy Construction Non-Building:	1.68%
Holding and Other Investment Offices:	1.42%
Home Furniture and Equipment:	1.15%
Hotels, Other Lodging Places:	0.81%
Industrial Machinery and Equipment:	10.01%
Instruments and Related Products:	6.29%
Insurance Carriers:	6.05%
Lumber and Wood Products:	1.15%
Metal Mining:	0.10%
Mining, Quarry Nonmetal Minerals:	0.05%
Miscellaneous Manufacturing Industries:	0.23%
Miscellaneous Retail:	1.81%
Motion Pictures:	0.23%
Motor Freight Transportation, Warehouse:	0.46%
Nondepository Institutions:	0.66%
Nondurable Goods-Wholesale:	0.93%
Oil and Gas Extraction:	6.23%
Paper and Allied Products:	1.06%
Petroleum Refining and Related Industries:	0.83%
Railroad Transportation:	0.93%
Real Estate:	1.31%
Security and Commodity Brokers:	2.70%
Service Necessity:	0.67%
Stone, Clay, Glass, and Concrete Products:	0.13%
Transportation By Air:	1.14%
Transportation Equipment:	3.66%
Transportation Services:	1.01%
Water Transportation:	0.92%
Short-Term Investments:	1.88%
Other assets and liabilities, net	(0.10%)
Total net assets	100.00%

AVAILABILITY OF PORTFOLIO HOLDINGS AND PROXY VOTING POLICIES AND RECORD

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Each of (1) the Fund’s Form N-Q, (2) a description of the policies and procedures that the Fund, its investment advisor and its sub-advisors use to determine how to vote proxies relating to its portfolio securities holdings, and (3) information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1.800.662.1106, va.help@af-group.com or P.O. Box 25520, Oklahoma City, OK 73125-0520.  The information is also available on the SEC’s website at http//www.sec.gov and at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

PARTICIPANTS’ BENEFITS

As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services that help you meet your investment needs.  Some of the services you currently enjoy are the following:

RE-INVESTMENT WITHOUT CHARGE

Dividends and interest from investment income, as well as capital gain contributions, are automatically re-invested without charge.

PROFESSIONAL MANAGEMENT

Knowledgeable, full-time management constantly monitors market opportunities for your fund.

CAPITAL FULLY INVESTED

Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

PERSONAL SERVICE

Continuous personal service is available to you through the team of American Fidelity-trained, salaried representatives or directly from the Annuity Services Department in our home office.

Board of Directors	DAVID R. CARPENTER, Chairman
American Fidelity	Executive Vice President
Dual Strategy	American Fidelity Corporation
Fund, Inc.
JO ANN DICKEY
Retired Senior Vice President – Internal Audit
American Fidelity Corporation

MARK H. McCUBBIN
Chief Executive Officer
McCubbin Hosiery, LLC

G. RAINEY WILLIAMS, JR.
President and Chief Operating Officer
Marco Holding Corporation
Safekeeping of Securities	InvestTrust, N.A.
Oklahoma City, Oklahoma
Independent Auditors	KPMG, LLP
Oklahoma City, Oklahoma
Underwriter	American Fidelity Securities, Inc.
Oklahoma City, Oklahoma
Member FINRA
Investment Advisor	American Fidelity Assurance Company
Oklahoma City, Oklahoma
Investment Sub-Advisors	Beck, Mack & Oliver LLC
New York, New York
Boston Advisors, LLC
Boston, Massachusetts
The Renaissance Group LLC (d/b/a Renaissance Investment Management)
Covington, Kentucky
WEDGE Capital Management LLP
Charlotte, North Carolina
Board of Directors	GREGORY S. ALLEN
American Fidelity	Chief Executive Officer
Assurance Company	Maine Street Holdings, Inc.
JOHN M. BENDHEIM, JR.
President
Bendheim Enterprises, Inc.
LYNDA L. CAMERON
Vice-President
Cameron Associates, Inc.
WILLIAM M. CAMERON
Chairman of the Board, President and Chief Executive Officer
American Fidelity Corporation
WILLIAM E. DURRETT
Senior Chairman of the Board
American Fidelity Corporation
CHARLES R. EITEL
Founder
Eitel & Armstrong Consulting
THEODORE M. ELAM
Attorney
McAfee and Taft A Professional Corporation
PAULA MARSHALL
Chief Executive Officer
The Bama Companies, Inc.
TOM J. MCDANIEL
President
American Fidelity Foundation
STEPHEN M. PRESCOTT, M.D.
Physician/Scientist and President
Oklahoma Medical Research Foundation

For More Information

To obtain information:

By telephone:
Call 1.800.662.1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK  73125-0520

By E-mail Send your request to:
va.help@americanfidelity.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC’s web site:  http://www.sec.gov

You may also obtain copies of fund documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1.800.SEC.0330) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC  20549-6009.

2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106 1.800.662.1106
GVA-277	Information Published 8/2014

Item 2:	Code of Ethics Not applicable to Semi-Annual Report
Item 3:	Audit Committee Financial Expert Not applicable to Semi-Annual Report.
Item 4:	Principal Accountant Fees and Services Not Applicable to Semi-Annual Report.
Item 5:	Audit Committee of Listed Registrants Not Applicable to Registrant.
Item 6:	Schedule of Investments Not Applicable. See Schedule of Portfolio Investments included in Item 1.
Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not Applicable to Registrant.
Item 8:	Portfolio Managers of Closed-End Management Investment Companies Not Applicable to Registrant.
Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not Applicable to Registrant.
Item 10:
Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures adopted by the Board on February 7, 2007 by which shareholders may recommend nominees to the Registrant’s Board of Directors.  Following are the procedures that were adopted by the Board in 2007:
“When formulating its director recommendations, the Board of Directors will consider any written recommendations received from shareholders of the Fund identifying the nominee and stating the nominee’s qualifications.  Shareholders can send recommendations to American Fidelity Dual Strategy Fund, Inc., Attention:  Corporate Secretary, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.  The Board of Directors evaluates all nominees for director in the same manner regardless of the source of the recommendation.
Nominees for director must possess the following minimum qualifications:  experience in the business community, proficiency in business matters (particularly investment, finance, legal or accounting matters), and exceptional personal integrity.  In identifying and evaluating nominees for director, including nominees recommended by shareholders, the Board of Directors will implement such processes as it deems appropriate, including, in its sole discretion, retaining a third party or third parties to identify or evaluate or assist in identifying or evaluating potential nominees. When formulating its director recommendations, the Board of Directors will also consider any advice and recommendations offered by the Fund’s executive officers.  However, at a minimum, each nominee for director must (i) meet the minimum qualifications set forth above, (ii) complete and sign the Fund’s Director and Officer Questionnaire in a form deemed appropriate by the Board of Directors prior to his or her nomination and (iii) provide biographical information upon request.  Each director must, no less frequently than annually, complete and sign a Director and Officer Questionnaire in a form deemed appropriate by the Board of Directors.”

Item 11:
Controls and Procedures

Based on their evaluation (as required by Rule 30a-3(b)) of the Fund’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c)) as of a date within 90 days of the filing date of this report, each of David R. Carpenter, the principal executive officer, and Robert D. Brearton, the principal financial officer, has concluded that, in his judgment, the Fund’s Disclosure Controls and Procedures are effective.

There was no change in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Fund’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12:	Exhibits
	(a)(1)	Not applicable to Semi-Annual Report.

	(a)(2)	Separate certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable to Registrant.

	(b)	Certification of Principal Executive Officer and Principal Financial Officer required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

By: Name: Title: Date:	/S/David R. Carpenter__________________ David R. Carpenter President and Principal Executive Officer August 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By: Name: Title: Date:	/S/David R. Carpenter___________________ David R. Carpenter President and Principal Executive Officer August 4, 2014

By: Name: Title: Date:	/S/Robert D. Brearton_____________________________ Robert D. Brearton Executive Vice President and Principal Financial Officer August 4, 2014